EXHIBIT 10.6

Schedule of Omitted Documents
of Griffin Capital Essential Asset REIT, Inc.

The following Revolving Loan Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.3 to this Form 8-K:

1.	Revolving Loan Note payable to Fifth Third Bank in the amount of $54,824,561.40 dated July 20, 2015.

2.	Revolving Loan Note payable to BMO Harris Bank N.A. in the amount of $54,824,561.40 dated July 20, 2015.

3.	Revolving Loan Note payable to Capital One, N.A. in the amount of $54,824,561.40 dated July 20, 2015.

4.	Revolving Loan Note payable to SunTrust Bank in the amount of $50,438,596.50 dated July 20, 2015.

5.	Revolving Loan Note payable to Wells Fargo Bank, N.A. in the amount of $50,438,596.50 dated July 20, 2015.

6.	Revolving Loan Note payable to JPMorgan Chase Bank, N.A. in the amount of $43,859,649.13 dated July 20, 2015.

7.	Revolving Loan Note payable to Sumitomo Mitsui Banking Corporation in the amount of $32,894,736.84 dated July 20, 2015.

8.	Revolving Loan Note payable to U.S. Bank, N.A. in the amount of $32,894,736.84 dated July 20, 2015.

9.	Revolving Loan Note payable to Goldman Sachs Bank USA in the amount of $15,350,877.19 dated July 20, 2015.

The following Term Loan Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.4 to this Form 8-K:

1.	Term Loan Note payable to Fifth Third Bank in the amount of $70,175,438.60 dated July 20, 2015.

2.	Term Loan Note payable to BMO Harris Bank N.A. in the amount of $70,175,438.60 dated July 20, 2015.

3.	Term Loan Note payable to Capital One, N.A. in the amount of $70,175,438.60 dated July 20, 2015.

4.	Term Loan Note payable to SunTrust Bank in the amount of $64,561,403.50 dated July 20, 2015.

5.	Term Loan Note payable to Wells Fargo Bank, N.A. in the amount of $64,561,403.50 dated July 20, 2015.

6.	Term Loan Note payable to JPMorgan Chase Bank, N.A. in the amount of $56,140,350.87 dated July 20, 2015.

7.	Term Loan Note payable to Sumitomo Mitsui Banking Corporation in the amount of $42,105,263.16 dated July 20, 2015.

8.	Term Loan Note payable to U.S. Bank, N.A. in the amount of $42,105,263.16 dated July 20, 2015.

9.	Term Loan Note payable to Goldman Sachs Bank USA in the amount of $19,649,122.81 dated July 20, 2015.